CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Series Trust II of our reports dated as listed in Appendix A, relating to the financial statements and financial highlights, which appear in the Annual Reports on Form N-CSR of the funds indicated in Appendix A for the year ended December 31, 2020. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 27, 2021

Appendix A

Columbia Funds Variable Series Trust II	Report Date
CTIVP® - Loomis Sayles Growth Fund	2/19/2021
Columbia Variable Portfolio - Government Money Market Fund	2/19/2021
Columbia Variable Portfolio - Overseas Core Fund	2/19/2021
Columbia Variable Portfolio - High Yield Bond Fund	2/19/2021
Columbia Variable Portfolio - Large Cap Growth Fund	2/19/2021
Columbia Variable Portfolio - Dividend Opportunity Fund	2/19/2021
Columbia Variable Portfolio - U.S. Government Mortgage Fund	2/19/2021
Columbia Variable Portfolio - Large Cap Index Fund	2/19/2021
Columbia Variable Portfolio - Emerging Markets Fund	2/19/2021
Columbia Variable Portfolio - Mid Cap Growth Fund	2/19/2021
Columbia Variable Portfolio - Select Large Cap Value Fund	2/19/2021
Columbia Variable Portfolio - Income Opportunities Fund	2/19/2021
Columbia Variable Portfolio - Core Equity Fund	2/19/2021
Columbia Variable Portfolio - Select Mid Cap Value Fund	2/19/2021
Columbia Variable Portfolio - Seligman Global Technology Fund	2/19/2021
Columbia Variable Portfolio - Limited Duration Credit Fund	2/19/2021
Columbia Variable Portfolio - Emerging Markets Bond Fund	2/19/2021
Columbia Variable Portfolio - Disciplined Core Fund	2/19/2021
Columbia Variable Portfolio - Balanced Fund	2/19/2021
Columbia Variable Portfolio - Select Small Cap Value Fund	2/19/2021
Columbia Variable Portfolio - Select Large Cap Equity Fund	2/19/2021
Variable Portfolio - Managed Volatility Moderate Growth Fund	2/19/2021
Columbia Variable Portfolio - Intermediate Bond Fund	2/19/2021
CTIVP® - BlackRock Global Inflation-Protected Securities Fund	2/19/2021
Variable Portfolio - Partners Core Equity Fund	2/19/2021
Columbia Variable Portfolio - Global Strategic Income Fund	2/19/2021
Variable Portfolio - Partners Small Cap Value Fund	2/19/2021
CTIVP® - Victory Sycamore Established Value Fund	2/19/2021
Variable Portfolio - Aggressive Portfolio	2/19/2021
Variable Portfolio - Moderately Aggressive Portfolio	2/19/2021
Variable Portfolio - Moderate Portfolio	2/19/2021
Variable Portfolio - Moderately Conservative Portfolio	2/19/2021
Variable Portfolio - Conservative Portfolio	2/19/2021
Columbia Variable Portfolio - Commodity Strategy Fund	2/22/2021
CTIVP® - Morgan Stanley Advantage Fund	2/22/2021
CTIVP® - American Century Diversified Bond Fund	2/22/2021
Variable Portfolio - Partners Core Bond Fund	2/22/2021
CTIVP® - Wells Fargo Short Duration Government Fund	2/22/2021
Variable Portfolio - Partners International Value Fund	2/22/2021
Variable Portfolio - Partners International Core Equity Fund	2/22/2021
Variable Portfolio - Partners International Growth Fund	2/22/2021
CTIVP® - TCW Core Plus Bond Fund	2/22/2021
CTIVP® - Westfield Mid Cap Growth Fund	2/22/2021
CTIVP® - CenterSquare Real Estate Fund	2/22/2021
CTIVP® - T. Rowe Price Large Cap Value Fund	2/22/2021
CTIVP® - MFS® Value Fund	2/22/2021
Variable Portfolio - Partners Small Cap Growth Fund	2/22/2021